SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ________________

 Date of Report (Date of Earliest Event Reported):  October 16, 1998
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                         NORTH FORK BANCORPORATION,  INC.
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              (Exact Name of Registrant as Specified in Charter)



     Delaware                          1-10458                 36-3154608

 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                       Identification No.)

               275 Broad Hollow Road, Melville, New York  11747
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           (Address of Principal Executive Offices)     (Zip Code)



 (Registrant's Telephone Number, Including Area Code)     (516) 844-1004
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




 ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

           North Fork Bancorporation, Inc., a Delaware corporation ("North Fork"), announced on October 16, 1998 that it completed the sale of four of its five Branford Savings Bank branches to Citizens Financial Group of Providence. North Fork received a deposit premium of 9% or $6 million related to the $67 million of deposits sold with the branches. Simultaneously, North Fork changed the name of Branford Savings Bank to Superior Savings of New England. North Fork's press release announcing the asset sale is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

 The following exhibit is filed as part of this report:


 99.1      Press Release issued by North Fork
           Bancorporation, Inc. on October 16, 1998.


                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


 Dated:  October 19, 1998


                               NORTH FORK BANCORPORATION, Inc.

                               By: /s/ Daniel M. Healy
                                  -----------------------------------------
                                  Name:  Daniel M. Healy
                                  Title: Executive Vice President and Chief
                                         Financial Officer




                               EXHIBIT INDEX


 Exhibit
 Number              Description


 99.1                Press Release issued by North Fork
                     Bancorporation, Inc. on October 16, 1998.